                                                                    EXHIBIT 10.5

                                PROMISSORY NOTE



$7,500,000.00                                                     March 1, 1999


     For value received, the undersigned promises to pay to the order of Tunica Partners, LP, the principal sum of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000), together with interest thereon at the rate of eleven percent (11%) per annum. Payments shall be made at Payee's principal office, or at such other place designated in advance by Payee, in twenty-three
(23) consecutive monthly payments of One Hundred Twenty-Eight Thousand, Four Hundred Eighteen Dollars and Twenty-Seven Cents ($128,418.27) each, the first of which shall be due April 1, 1999, with subsequent payments to be due on the same day of the following twenty-two (22) months, and a final twenty-fourth (24th) payment which shall be due on March 1, 2001, in the amount of Six Million, Thirty-Four Thousand, Seven Hundred Sixty-Four Dollars and Thirty-Four Cents ($6,034,764.34).

     This note is given for the Deferred Purchase Price as defined in the Asset Purchase Agreement of October 7, 1998, as amended, by and between Maker and Payee.

     Maker waives presentment for payment, demand, protest, and notice of dishonor and nonpayment of this note. This note may be prepaid in whole or in part without penalty. In the event (i) Maker defaults in the payment of any amount due under this note and such default continues for a period of ten (10) business days after Maker receives notice of default from Payee, or (ii) Maker or Isle of Capri Casinos, Inc. ("Isle of Capri"), fails to remain qualified under Mississippi gaming laws and regulations to own and operate a casino gaming facility, or (iii) any gaming commission of any jurisdiction requires Payee to disassociate itself from Maker or Isle of Capri, then Payee shall
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have the right, by written notice to Maker, to accelerate this note, in which event all outstanding principal and interest shall become immediately due and payable. In the event Maker, Isle of Capri or any other subsidiary of Isle of Capri recapitalizes or refinances any existing debt, or in the event Maker, Isle of Capri, or any other subsidiary of Isle of Capri incurs any additional debt (other than debt to finance the acquisition of furniture, fixtures, and equipment), then Maker shall make a prepayment of amounts due under this note in the amount of the first net proceeds of any such recapitalization, refinancing, or borrowing. Should this note be placed in the hands of an attorney for collection or the services of an attorney become necessary in connection with enforcing its provisions, the undersigned agrees to pay reasonable attorneys' fees, together with all costs and expenses incident thereto.

                              ISLE OF CAPRI CASINO-TUNICA, INC.



                              By: /s/ Jack Galaway
                                 ------------------------------------
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                                                             02/04/1999   Page 1
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TUNICA I FACILITY:   ISLE OF CAPRI CASINO-TUNICA, INC.
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Compound Period...........  Monthly

Nominal Annual Rate.......  11.000  %
Effective Annual Rate.....  11.572  %
Periodic Rate.............   0.9167 %
Daily Rate................   0.03014%


CASH FLOW DATA

--------------------------------------------------------------------------------
    Event             Start Date       Amount       Number Period    End Date
--------------------------------------------------------------------------------

 1 Loan               03/07/1999     7,500,000.00       1
 2 Payment            04/07/1999       128,418.27      23 Monthly   02/07/2001
 3 Payment            03/07/2001     6,034,764.34       1


AMORTIZATION SCHEDULE - Normal Amortization

    Date             Payment         Interest        Principal       Balance
--------------------------------------------------------------------------------
Loan 03/07/1999                                                   7,500,000.00
   1 04/07/1999     128,418.27     68,750.00         59,668.27    7,440,331.73
   2 05/07/1999     128,418.27     68,203.04         60,215.23    7,380,116.50
   3 06/07/1999     128,418.27     67,651.07         60,767.20    7,319,349.30
   4 07/07/1999     128,418.27     67,094.04         61,324.23    7,258,025.07
   5 08/07/1999     128,418.27     65,531.90         61,886.37    7,196,138.70
   6 09/07/1999     128,418.27     65,964.60         62,453.67    7,133,685.03
   7 10/07/1999     128,418.27     65,392.11         63,026.16    7,070,658,87
   8 11/07/1999     128,418.27     64,814.37         63,603.90    7,007,054.97
   9 12/07/1999     128,418.27     64,231.34         64,186.93    6,942,868.04
1999 Totals       1,155,764.43    598,632.47        557,131.96

  10 01/07/2000     128,418.27     63,642.96         64,775.31    6,878,092.73
  11 02/07/2000     128,418.27     63,049.18         65,369.09    6,812,723.64
  12 03/07/2000     128,418.27     62,449.97         65,968.30    6,746,755.34
  13 04/07/2000     128,418.27     61,845.26         66,573.01    6,680,182.33
  14 05/07/2000     128,418.27     61,235.00         67,183.27    6,612,999.06
  15 06/07/2000     128,418.27     60,619.16         67,799.11    6,545,199.95
  16 07/07/2000     128,418.27     59,997.67         68,420.60    6,476,779.35
  17 08/07/2000     128,418.27     59,370.48         69,047.79    6,407,731.56
  18 09/07/2000     128,418.27     58,737.54         69,680.73    6,338,050.83
  19 10/07/2000     128,418.27     58,098.80         70,319.47    6,267,731.36
  20 11/07/2000     128,418.27     57,454.20         70,964.07    6,196,767.29
  21 12/07/2000     128,418.27     56,803.70         71,614.57    6,125,152.72
2000 Totals       1,541,019.24    723,303.92        817,715.32

  22 01/07/2001     128,418.27     56,147.23         72,271.04    6,052,881.68
  23 02/07/2001     128,418.27     55,484.75         72,933.52    5,979,948.16
  24 03/07/2001   6,034,764.34     54,816.18      5,979,948.16            0.00
2001 Totals       6,291,600.88    166,448.16      6,125,152.72

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                                                             02/04/1999   Page 2
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TUNICA I FACILITY:   ISLE OF CAPRI CASINO-TUNICA, INC.
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    Date             Payment         Interest        Principal       Balance
--------------------------------------------------------------------------------
Grand Totals      8,988,384.55  1,488,384.55      7,500,000.00